ACCESS-ABILITY FOR ALL™

HAREL GADOT

Chief Executive Officer, President, and
Chairman of the Board of Directors

SAFE HARBOR STATEMENT

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, relating to future events or the future financial performance and operations of Microbot Medical, INC. Forward-looking statements, which involve assumptions and describe Microbot's intent, belief or current expectations about its business opportunities, prospects, performance and results, are generally identifiable by use of the words "may," "could," "should," "will," "would," "expect," "anticipate," "plan," "potential," "estimate," "believe," "intend," "project," "forecast," the negative of such words and other variations on such words or similar terminology. All statements other than statements of historical fact could be deemed forward-looking statements, including, but not limited to: risks inherent in the development and/or commercialization of potential products, including LIBERTY® and the self-cleaning shunt; the outcome of our studies to evaluate LIBERTY ® and the SCS and other existing and future technologies; uncertainty in the results of pre-clinical and clinical trials or regulatory pathways and regulatory approvals; uncertainty resulting from the COVID-19 pandemic; need and ability to obtain future capital; maintenance of intellectual property rights; our ability to find and develop applications for our technologies for other neurosurgical conditions besides hydrocephalus; our clinical development and other research and development plans and expectations; the safety and efficacy of our product candidates; the anticipated regulatory pathways for our product candidates; our ability to successfully complete preclinical and clinical development of, and obtain regulatory approval of our product candidates and commercialize any approved products on our expected timeframes or at all; the content and timing of submissions to and decisions made by the U.S. Food and Drug Administration and other regulatory agencies; our ability to leverage the experience of our management team; and any statements or assumptions underlying any of the items mentioned. These forward-looking statements are not guarantees of future performance and by their nature involve known and unknown risks and uncertainties that may cause actual opportunities, prospects, performance and results to vary from those presented in this document, and those variances may be material. In evaluating such statements, prospective investors should carefully consider the various risks and uncertainties identified in Microbot's public filings with the Securities and Exchange Commission (the "SEC"), such as market risk, liquidity risk, competitive risk, regulatory risk and other commonly recognized forms of risk relating to Microbot and its securities. In light of these risks, uncertainties and assumptions, the forward-looking events discussed in this document might not occur. Microbot is not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of Microbot's securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

SURGICAL ROBOTICS TODAY

- Large, cumbersome footprint
- Dedicated room, dedicated staff
- Time consuming to set up and use
- Long and expensive learning curve

ENDO-VASCULAR: TOTAL ADDRESSABLE MARKET (US)

5M+

PROCEDURES[1]

- Coronary
- Peripheral
- Neuro

[1] Medtech 360 Reports

MULTIPLE BARRIERS LEADING TO LOW PENETRATION

- Special training, long learning curve
- Cumbersome and expensive disposables
- Extended set-up time
- Dedicated infrastructure
- Large footprint
- Capital expense

5M+

- Coronary
- Peripheral
- Neuro

[1] Medtech 360 Reports
[2] Deduced from Public Records

MULTIPLE BARRIERS LEADING TO LOW PENETRATION

- User friendly
- No additional disposables
- Sterile Kit
- No dedicated infrastructure
- Small footprint
- Fully disposable

liberty
microbot medical



[1] Medtech 360 Reports
[2] Deduced from Public Records

The LIBERTY system is not cleared for marketing or any clinical use

ELIMINATING BARRIERS, ALLOWING ACCESS


microbot
medical
COM
MOV
PWR

ACCESS- ABILITY

ACCESS-ABILITY FOR ALL™


PHYSICIANS


PATIENTS


HOSPITAL
HOSPITALS


HEALTH CARE
(PAYER)

NO MATTER WHAT • NO MATTER WHERE • NO MATTER WHO

"I'm **very, very pleased** with the first experience; it's an easy setup of the system."

"For [the] young generation, it would probably be **easier to do with the robot** than to do it manually."



Dr. Dmitry J. Rabkin
Vascular & Interventional Radiology

"Would probably **greatly enhance** the use of certain applications."

"To be able to navigate very precisely in a short time…**This is something which will prop up the performance of our fellows** that suddenly can reach the target very quickly."



Dr. Sebastian Flacke
Radiology and Interventional Radiology

"Sitting at the console outside in the control room and navigating the microcatheter and the wire into the neurovascular system was **impressive**."

"If I would have this system today . . . **I would definitely make use of it**."



Dr. Ajay K. Wakhloo
Interventional Neuroradiology

The LIBERTY system is not cleared for marketing or any clinical use

ROAD TO COMMERCIALIZATION

Pre-Submission
Finalize U.S. Food and Drug Administration (FDA) pre-submission for the LIBERTY® Robotic System

Trials
Initiate pre-clinical trial for LIBERTY® Robotic System in Q3 of 2022

Pending FDA feedback, clinical trial process to commence in Q4 2022

Key Opinion Leaders
Continue to engage with Key Opinion Leaders (KOLs) and leading academic centers to educate and raise awareness of the LIBERTY® Robotic System

Commercialization Readiness
Establish a strong network of centers of excellence in US, Europe and Israel in anticipation of commercial launch

IP Portfolio
Expand and protect the Company's global IP portfolio in global jurisdictions, which creates significant barriers to entry

Pipeline Development
Continue developing LIBERTY® ecosystem to include instruments (one-and-done), big data, etc.

Enhance Core Capabilities
Continue establishing leadership team to support future regulatory and commercial activities

stryker®
Continued collaboration for dedicated neurovascular kits